Exhibit 10.2

FORM OF AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE is entered into as of January    , 2011 (this “Amendment”), by and between AMERITRANS CAPITAL CORPORATION, a Delaware corporation (the “Company”), and                          (the “Holder”).

WHEREAS, the Company executed and delivered that certain Promissory Note dated as of                          , payable to the order of the Holder in the original principal amount of $                      (the “Note”);

WHEREAS, the Company and the Holder wish to amend the Note in order to extend the maturity date thereof and to allow for the Company to enter into certain secured lending transactions otherwise not permitted by the terms of the Note

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

1.

All capitalized terms used but not otherwise defined herein have the meanings given to them in the Note.

2.

The Note is hereby amended by deleting the first paragraph thereof and replacing it in its entirety with the following:

“AMERITRANS CAPITAL CORPORATION, a Delaware corporation (the “Company”), for value received, hereby promises to pay to                                                                       or order (the “Holder”) on May 1, 2012 (the “Maturity Date”) at the offices of the Company, the principal sum of                                                                                                     ($                     ) DOLLARS in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest on the outstanding principal sum at the rate of (i) from the Issue Date (as defined below) until January __, 2011 eight and three quarters percent (8.75%) per annum and (ii) thereafter at twelve percent (12.0%) per annum through the Maturity Date.  Interest on the principal balance of this Promissory Note (“Note”) from the date hereof (the “Issue Date”) shall be payable quarterly on each March 14,  June 14, September 14  and December 14 until all principal amounts hereunder have been satisfied.

3.

The Holder hereby consents to the Company granting a security interest in any of its assets to secure the repayment of any indebtedness incurred by it for borrowed funds.

4.

Except as set forth expressly herein, all terms of the Note, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company to the Holder.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Holder under the Note, nor constitute a waiver of any provision of the Note.

5.

This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6.

This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note or an accord and satisfaction in regard thereto.

7.

This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

8.

This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns

9.

This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

AMERITRANS CAPITAL CORPORATION

By:

Name:

Title:

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 IN WITNESS WHEREOF, the Holder has caused this Amendment to be signed on its behalf, all as of the day and year first above written.

If the Holder is an individual:	If the Holder is not an individual:

Name(s) of Holder	Name of Holder

By:
Signature of Holder	Signature of Authorized Representative

Signature, if jointly held	Name and Title of Authorized Representative

Date	Date

(Signature(s) guaranteed)

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